Exhibit 10
                                SECOND AMENDMENT

        SECOND AMENDMENT, dated as of February 1, 2001 (this "Amendment"), to the Credit Agreement, dated as of January 27, 1998 (as amended by the First Amendment,dated as of March 20, 2000, the "Credit Agreement"), among LEXMARK
                                           -----------------
INTERNATIONAL, INC., a Delaware corporation (as successor by merger with Lexmark International Group, Inc., the "Borrower"), the several banks and other
                               ----------
financial institutions from time to time parties thereto (the "Lenders"), FLEET
                                                              ---------
NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
---------------------
syndication agent for the Lenders (in such capacity, the "Syndication Agent"),
                                                         -------------------
and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
              ----------------------

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

        WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Defined Terms. Terms defined in the Credit Agreement and used herein shall,
     -------------
unless otherwise indicated, have the meanings given to them in the Credit Agreement.

2.   Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby
     -------------------------
amended by deleting the definition of "Permitted Bond Financing" contained therein and substituting in lieu thereof the following new definition:

        ""Permitted Bond Financings" means the issuance, from time to time, by
          -------------------------
        the Borrower of debt securities that (a) have no scheduled amortization prior to January 31, 2004, and (b) have covenants and events of default that are no more restrictive than those contained in this Agreement."

3.   Amendment to Section 6.02(f).  Section 6.02(f) of the Credit Agreement is
     ----------------------------
hereby amended by deleting the words "Permitted Bond Financing" and substituting the following words in lieu thereof:

        "Permitted Bond Financings"

4.   Conditions to Effectiveness.  The amendments provided for herein shall
     ---------------------------
become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and
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binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

5.   Representations and Warranties.  The Borrower, as of the date hereof and
     ------------------------------
after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that each of the representations and warranties made by it in or pursuant to Article III of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

6.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
     -------------------
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.   Reference to and Effect on the Credit Agreement; Limited Effect.  On and
     ---------------------------------------------------------------
after the date hereof and the satisfaction of the conditions contained in this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provisions of the Credit Agreement. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

8.   Counterparts.  This Amendment may be executed by one or more of the parties
     ------------
hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

9.   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
     -------------
PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        LEXMARK INTERNATIONAL, INC.


                                        By:/s/Gary E. Morin
                                           ----------------
                                        Title: Executive Vice President &
                                        Chief Financial Officer


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                        By: /s/Edmond DeForest
                                            ------------------
                                        Name:  Edmond DeForest
                                        Title:  Vice President


                                        BANK OF AMERICA, N.A.


                                        By: /s/Kevin McMahon
                                            ----------------
                                        Name:  Kevin McMahon
                                        Title:  Managing Director


                                        THE BANK OF NEW YORK


                                        By: /s/Randolph E. J. Medrano
                                            -------------------------
                                        Name:  Randolph E. J. Medrano
                                        Title:  Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                        By: /s/Richard L. Van de Berghe
                                            ---------------------------
                                        Name:  R. L. Van de Berghe
                                        Title: Vice President

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                                        BANK ONE, INDIANA N.A.


                                        By: /s/Randall K. Stephens
                                            ----------------------
                                        Name:  Randall K. Stephens
                                        Title:  Managing Director


                                        BARCLAYS BANK, PLC


                                        By: /s/John Giannone
                                            ----------------
                                        Name:  John Giannone
                                        Title:  Director


                                        CITIBANK


                                        By: /s/George F. Van
                                            ----------------
                                        Name:  George F. Van
                                        Title:  Managing Director


                                        DEUTSCHE BANK AG, NEW YORK BRANCH
                                        AND/OR CAYMAN ISLANDS BRANCH


                                        By: /s/David G. Dickinson, Jr.
                                            --------------------------
                                        Name:  David G. Dickinson, Jr.
                                        Title:  Vice President

                                        By: /s/Christoph A. Koch
                                            --------------------
                                        Name:  Christoph A. Koch
                                        Title:  Vice President


                                        FLEET NATIONAL BANK


                                        By: /s/Daniel G. Head, Jr.
                                            ----------------------
                                        Name:  Daniel G. Head, Jr.
                                        Title:  Director

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                                        KEY BANK NATIONAL ASSOCIATION


                                        By: /s/Branden A. Lawlor
                                            --------------------
                                        Name:  Branden A. Lawlor
                                        Title:  Vice President


                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK


                                        By: /s/Dennis R. Wilczek
                                            --------------------
                                        Name:  Dennis R. Wilczek
                                        Title:  Vice President


                                        NBD BANK, N.A.


                                        By:_____________________
                                           ---------------------
                                        Name:
                                        Title:


                                        PNC BANK, N.A.


                                        By: ____________________
                                            --------------------
                                        Name:
                                        Title:


                                        SUNTRUST BANK


                                        By: /s/Tracy L. Elliott
                                            -------------------
                                        Name:  Tracy L. Elliott
                                        Title:  Vice President


                                        WESTPAC BANKING CORPORATION


                                        By: /s/K. Matthews
                                            --------------
                                        Name:  Kate Matthews
                                        Title:  Vice President

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